WILEY

2013 Investor Conference

September 27, 2013


Learning
Ctrl

Safe Harbor

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities and (x) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

Summary	Steve Smith
Research	Steve Miron
Professional Development	Mark Allin
Education Deltak	Joseph Heider Craig Pines
Finance and Business Development	John Kritzmacher

One of the World's Foremost Knowledge Companies



Research
59% of revenue*
Outcomes-Based Learning
Certification/Credentialing
Job Effectiveness
Career Advancement
Professional Development
22% of revenue*
Education
19% of revenue*



Americas
57%
EMEA
24%
Asia-Pacific
19%

*FY13 revenue - adjusted to exclude operational results of divested consumer publishing program (in professional development)

WILEY

Foundational Strengths


CONTENT
BRANDS
FINANCIAL STRENGTH
COMMUNITIES

CONTENT

- Essential knowledge for researchers, professionals, educators and students
- High quality content (top journal ratings, peer-review process, unique IP)
- Optimized for digital delivery and services

BRANDS

- Wiley – 206 years of building trust
- 1,500 prestigious journal brands
- Recognized authors and leading brands in education and professional
- Deltak and Wiley brand equity in online program management

FINANCIAL STRENGTH

- Strong recurring revenue base
- Stable operating margin
- Attractive cash flow
- Strong balance sheet with considerable capacity for acquisitions

COMMUNITIES

- Largest academic society publisher (800+ partners)
- Vertical presence in professional and academic communities
- Strong relationships with educational and commercial institutions

Enhancing our Base Business

- Continue to digitize base business
  - Improve margins
  - Reduce working capital
  - Grow recurring revenue
- Digital and services comprised 52% of revenue in Q1 2014
- Print books now less than a third of overall revenue
- **Research:** confident journal outlook enhanced by near-term open access publishing opportunities; move to digital books accelerating
- **Professional Development**: professional services and digital book growth expected to offset decline in print books
- **Education:** education services and digital solutions are offsetting decline in print books and accelerating growth

Transformation to Knowledge-Enabled Services Provider

- Move up the value chain to enable improved productivity and outcomes in research, professional, and education markets
- Tap into new revenue sources
- Build or partner to achieve new capabilities by leveraging existing content, services and relationships
- Acquire high growth, high margin businesses and/or capabilities:
  - **Research workflow:** e.g. laboratory informatics and data management
  - **Professional services:** e.g. online learning, job matching, workforce assessment
  - **Education services**: e.g. learning technologies, online program management, student readiness and remediation

Moving up the Value Chain

Accounting and Finance


Investment
Banking

$5M	$1M	$2M	$8M
CFA Institute	CPA TestBank	CMA Learning	CPA Excel


FIFTH EDITION
VALUATION



Content + Brand + Community + Financial Strength =

$16 million in new business model revenue anticipated for FY14, representing 25% of estimated FY14 professional accounting and finance revenue

WILEY

Challenges Facing Higher Education

ORGANIZATIONAL ISSUES

- Operational Inefficiency
- Regulatory
- Culture resistant to change
- Supply vs. demand orientation
- Lack of differentiated strategy

FINANCIAL MODEL UNDER PRESSURE

- Competition for new students (traditional)
- Pressure on the revenue line
- Endowments are impacted
- Reduced alumni giving
- Real estate constraints



INCREASINGLY SAVVY STUDENT/CUSTOMER

- Return on education investment
- Lack of connection to career outcomes
- Students demanding more service
- Demographic shifts
- Price transparency

DELIVERY & MEASUREMENT ISSUES

- Measuring learning outcomes
- Retention & completion agenda
- Lack of data & analytics
- Faculty engagement

Higher Education Value Chain



Core Wiley Offerings
Course Materials, Faculty Training, Curriculum Design, Custom Solutions
Analysis of Degree Market
Student Recruitment & Admissions
Technology & Support
Pedagogical Support, Design
Active Teaching, Evaluation
24/7 Student Support, Retention
Formal Degree or Credential
Wiley + Deltak

From Education to Career Advancement



Coursework, Certificates & Academic Degrees

- MS Nursing
- MBA
- MS Accounting



Enhance job effectiveness

- *DiSC assessments*
- *DiSC coursework*
- *Lencioni Leadership Courses, Certs*
- *University authored courses*
- *Productivity and decision support tools*


ACHIEVEMENT

Support regulatory compliance & board certs

- *Industry & Professional Certifications*
- *Continuing Education*



Career recognition & advancement

- *DiSC assessments*
- *DiSC coursework*
- *Networking*
- *Outcomes tracking through Deltak CRM system*

- *Existing Deltak /Partner Offering*
- *Existing Wiley Offering*
- *Future Integrated Offering*

FY17 Financial Goals

Attribute	FY14 Estimates	FY17 Goals
Base business*		
Annual revenue growth %	Low single-digit	Low single-digit
Share of revenue	90%	75%
Solutions business**		
Annual revenue growth %	Strong double-digit	Strong double-digit
Share of revenue	10%	25%
Total annual revenue growth %	Low single-digit	Mid single-digit
Operating margin	14%	≥17%
Annual EPS growth	Flat	≥10%

*Print and "flat" digital content (journals , books, etc.)

**Online program management, talent management, course management, test prep and certification, digital research, workflow tools, study-tutorial-remedial, courseware, etc.

WILEY

Research

Steve Miron

Research Snapshot

- Essential content and services for global research professionals
- Top 3 global market position; strong underlying demand
  - Wiley Online Library: 260m full-text downloads in FY13
  - 500K journal article submissions in FY13 (ca. 2m authors)
  - Strong growth in society business (added $20m for CY13 and $11m for CY14)
  - Multi-year licenses with library customers (81% of revenue under license); high renewal rates
  - Expanding global footprint; positioned for growth
- Journal brand and quality are the key differentiators
- Business primarily digital
  - 70% of revenue, up from 56% in FY10
- High margin / high cash generative business
- Brands, partnerships and expertise are strong foundations for new revenue streams

Financial Snapshot	FY13
Revenue	$1,010m
*% of Adj. Wiley**	*59%*
Adj. Direct Profit**	$437m
*% of total segment adj. direct profit****	*68%*

Key Communities

Researchers and Professionals

Societies and Associations

Corporations



* Adjusted to exclude operational results of divested consumer publishing program (in professional development)
** Adjusted Direct CTP to exclude all unusual items
*** Adjusted to exclude operational results of divested consumer publishing program (in professional development) and all unusual items

WILEY

Growth Drivers and Strategies

Digital Research Services/Research Lifecycle (Nascent)	*Partnerships and Acquisitions*
New society and corporate services (Nascent) • eLearning, certification, online events • Sponsorship and advertising	*Organic, Partnerships, Acquisitions Wiley Synergies*
Scientific and Scholarly Communication (Expanding) • Gold (Funded) OA: grow publications; tap new budgets	*FY12: $2m FY13: $6m FY14 Q1: $3m*
Scientific and Scholarly Communication (Base) • Journal Subs: submissions growth/usage growth; emerging markets; digital evolution; anticipated growth in library spend; new society business • Green OA: policy makers acknowledge publisher value- add; immediacy and quality remain important	*CY 2013 +3% Modest organic growth New society partnerships*

Research Cycle:
Pain Points Requiring Business Solutions


PLANNING
Competitive intelligence
Insight and decision support
Literature interaction
Data Review
Grant-writing
Compliance
Research planning
Wiley Online Library
WILEY
IDEATION
EXPERIMENTATION
Networking
Publication
IP protection
Data sharing
Wiley Journals
Wiley Protocols
Protocols
Data management
Data analysis
Resource management
DISSEMINATION

Key Opportunities – Digital Research

Value Added Information Products

- Enriched content services to improve speed and accuracy of discovery
- Provide Science Solutions
- Examples: planning a chemical reaction, identifying a compound, finding a drug target

Research Administration

- Identifying research talent
- Expert profiling
- Corporate and academic collaboration
- Regulatory compliance

Research Data Management

- Data: *The* primary research output
- Services to authors, institutions, funders
- Curation, preservation, dissemination, access
- Link with published articles

Laboratory Informatics

- Integrated lab management of data
- Electronic Lab Notebooks
- Widely adopted in corporate research
- Unmet need in academia

Professional Development Mark Allin

WILEY

Professional Development Snapshot

- Leading professional content provider
- Focus on high-value professional communities with top 3 market share in every category
- Digital and services as a percentage of revenue from 7% in FY10 to an anticipated 30% in FY14
- Reshaped portfolio drives focus and enhanced performance
- New revenue streams from professional employment services through organic development and acquisition
  - Talent management, test prep, certification, professional learning (approx $50m in FY14 revenue)

Financial Snapshot	FY13
Adjusted Revenue	$371m
*% of total Wiley**	*22%*
Adj. Direct Profit **	$103m
*% of total segment adj. direct profit***	*16%*

Key Communities

Professionals

Corporations

Students



*Adjusted to exclude operational results of divested consumer publishing program (in professional development)

** Adjusted Direct CTP excludes operational results of divested consumer publishing program and all unusual items

WILEY

Growth Drivers and Strategies

Enabling the transition to a services business

Employment
- Qualifications
- Job search
- Job matching

Career Progression
- Certification
- CPD
- Career Development

Performance
- Effectiveness
- Professional practice growth
- ROI

- Create end-to-end professional development and talent management offering, including online learning for corporations and job matching services for professionals
- Build on recent acquisitions
- Expand into global high growth markets
- Develop, partner and acquire higher growth and margin businesses
- Leverage and strengthen base business

Talent Management

A game changer for global economies and businesses and a compelling platform for future growth


How do we minimize the cost of recruitment?
RECRUITMENT
SELECTION
How do we select the best job candidates?
How do we match people with roles during a restructure?
How do we maximize individual and team productivity?
Talent Management Delivered
TRANSITION
PERFORMANCE
Do we have the right capabilities and skills in the right locations to deliver our strategy?
How do we retain our best people?
SUCCESSION
DEVELOPMENT
How do we identify and accelerate the development of our future leaders?
How do we enhance business critical competencies

Why is this such a compelling opportunity?

- $4B market with 20%+ growth rates*
- Strong demand trends over the next 10 years
- Highly fragmented market; ideal platform to consolidate
- Significant skills shortages predicted in both emerging and mature economies

*Bersin & Associates

Talent Management

A game changer for global economies and businesses and a compelling platform for future growth


How do we minimize the cost of recruitment?
RECRUITMENT
How do we select the best job candidates?
SELECTION
How do we match people with roles during a restructure?
How do we maximize individual and team productivity?
Talent Management Delivered
TRANSITION
PERFORMANCE
Do we have the right capabilities and skills in the right locations to deliver our strategy?
How do we retain our best people?
SUCCESSION
DEVELOPMENT
How do we identify and accelerate the development of our future leaders?
How do we enhance business critical competencies

How Wiley competes

- World class content and thought leadership
- Leverages existing Talent Management and Leadership business
- Global channel, distribution, customer and end user footprint
- Market leading brands

*Bersin & Associates

Education

Joe Heider

Education Snapshot

- From content to educational solutions
- Trusted "Top 5" education publisher with strong global reputation for quality
- Focused on high demand 'STEM' and business disciplines –sciences, technology, engineering, math, accounting and finance, etc.
- Deep relationships and partnerships
- Digital and services as a percentage of revenue from 15% in FY10 to an anticipated 40% in FY14
- Addition of Deltak brings significant growth, institutional sales channel, and opportunities to leverage base business for fully-formed educational services

Financial Snapshot	**FY13**
Revenue	$334m
*% of total Wiley**	*19%*
Adj. Direct Profit**	$105m
*% of total segment adj. direct profit****	*16%*

Key Communities

Students

Instructors

Institutions



*Adjusted to exclude operational results of divested consumer publishing program (in professional development)
**Adjusted Direct CTP to exclude all unusual items
***Adjusted to exclude operational results of divested consumer publishing program (in professional development) and all unusual items

WILEY

Growth Drivers and Strategies

Education Services: Move up the value chain to deliver new services to students, instructors, and institutions in areas of education, credentials and employment

- **Institutions:** ***Services and Business Models for Development and Growth***
  - A trusted partner for academic institutions
  - Risk sharing online program management model to extend institutional reach and generate incremental revenue
  - Engage universities at an enterprise level to identify and solve challenges through comprehensive Online Program Management services
  - Offer additional select services including custom content solutions, curriculum development, technology solutions and data analytics
- **Students:** ***Bridging the Gap between Education and Employment***
  - Trusted brand that brings employers and institutions together to discuss student/employee education and development gaps
  - Digitally-enabled learning support: online courses, test prep, remediation, high grade achievement
  - Improved outcomes, higher and faster completion, credentials and further progression
  - Career/employer matching to job ready training

Education Transformed

Global Education Solutions

- Servicing the entire value chain
- Institutions
- Students
- Faculty
- Corporations

Deltak

Online Program Management

High Growth

- Institutional model
- Service business, content agnostic
- Technology products and services

Base

Adoption Model

Slow Growth

- Faculty-centric
- Individual courses
- *WileyPLUS* and eBooks
- Custom Select
- Wiley Faculty Network

Deltak Craig Pines

Deltak Snapshot

Market Opportunity	~200-300 US schools are working with online program management providers, with an additional 500 considering doing so in the near term. Sector revenue estimated at $350m-$400m, growing 20-25%
About Deltak	Deltak provides online program management services for university partners
Market position	One of "Big 3;" Deltak is a pioneer (started in mid-1990s)
Strong fundamentals	7-10 year contracts with universities; revenue share model under recurring revenue arrangements
Customers/backlog (as of July 31)	33 university partners; 101 revenue generating programs, 48 programs in development
Pipeline	Strong pipeline and visibility of potential university partners; adding new programs for existing partners

University Partnership Overview



Deltak
University
Program Development
Market Assessment & Marketing
Recruitment
Enrollment Coordination
24x7 Helpdesk
Retention Specialist
Admission and Student Finance
Instruction
Graduation
Instructional Design
Course Production
Orientation
First Line Of Q&A
Proactive Monitoring and Outreach
Registration Support

Average contracted institutional partner relationship is 9 years; Tuition split averages around 40% to 60% per program

Partner Program Breakout



Tech and Design 4%
Psychology 5%
Allied Health 16%
Nursing 22%
Business 29%
Justice Studies 13%
Education 11%

University Partner Economics

- New partners require upfront investment (~$250K to $800K)
- Typically takes six to nine months to develop a program and begin generating revenue
- Cumulative investment payback typically occurs after six to eight revenue generating quarters and 200 to 250 students
- Plan is to invest in new partnerships to capture market opportunity resulting in reduced margins in the short-term. As the percentage of partners in the 2+ year category increases, Deltak will deliver increased profitability
- Historical average was three programs per partner vs. five to eight programs in recent agreements. This results in a longer time to breakeven but with significant long term benefits



$2,500
$2,000
$1,500
$1,000
$500
$-
$ in thousands
Payback at 200-250 student enrollments
PreQ1
PreQ2
PreQ3
Q1
Q2
Q3
Q4
Q5
Q6
Q7
Q8
Q9
Cumulative New Partner Revenue
Cumulative New Partner Expense

A third of all programs were in pre-revenue development at the end of Q1

WILEY

Deltak Growth Strategy

Growth Strategy

Expand Enrollments in Existing Partners	Add New Programs at Existing Institutions	Enter New Institutional Partnerships	Launch New Revenue Generating Services

New Programs

Saint Mary's University OF MINNESOTA

- Partnership initiated in 2010
- Expanded agreement to include up to 15 additional programs over 5 years
- Programs include Education, Healthcare and Human Services

New Partner

GEORGETOWN UNIVERSITY McDonough SCHOOL of BUSINESS

- MS Finance
- Fully online delivery with weekly synchronous touch points
- Modular development for corporate market

International Expansion

- Drive enrollments in existing partner programs
- Establish partnerships with international universities

Finance and Business Development John Kritzmacher

Financial Profile

Adjusted Revenue[1]


Research
Professional
Education
$2,000
$1,500
$1,000
$500
$0
$1534
$1611
$1,661
$1,710
$1,715
FY09
FY10
FY11
FY12
FY13

Adjusted EPS[2]


$3.00
$2.00
$1.00
$0.00
$2.07
$2.44
$2.85
$3.12
$2.92
FY09
FY10
FY11
FY12
FY13

Free Cash Flow


$300
$200
$100
$0
$164
$215
$270
$260
$270[3]
8% yield
12% yield
FY09
FY10
FY11
FY12
FY13

Net Debt/EBITDA


3.0
2.0
1.0
0.0
2.2x
1.3x
0.7x
0.5x
0.8x
FY09
FY10
FY11
FY12
FY13

1. Adjusted revenue excludes operational results of the consumer publishing program, which was divested in FY 2013
2. Adjusted EPS excludes unusual and non-recurring items and the results of the divested consumer publishing program
3. FY13 Free Cash Flow excludes income tax appeal deposit of $42 million

WILEY

FY14 Outlook

Outlook Reaffirmed after Q1 FY14

- Low single-digit adjusted revenue growth
- Adjusted EPS of $2.85 – $2.95 (essentially flat vs. FY13)

Key Operational Drivers

- Growth primarily driven by higher journal revenue and transformational acquisitions
  - CY13 journal subscription billing growth at 3.4% through July
  - Growth in digital books partially offsetting print decline
- Expenses reflect progress in planned transformation
  - Cost restructuring expected to yield $80 run-rate savings entering FY15 (before investment in transformation)
  - Investment in FY13 acquisitions to enable growth
  - Technology spend to increase by 10%
  - Increased incentive compensation cost for on-target performance largely offsetting current year net restructuring savings

Restructuring Initiative

Other

- US Pension closed/ frozen

Corporate-wide actions

- Organization consolidation and simplification
- Process optimization
- Portfolio rationalization



Other
Research
F&A
Education
Technology
Professional Development
Global Operations

Technology

- Outsourcing
- Rationalization and decommissioning of legacy applications

Global Operations

- Customer service consolidation
- Regional physical distribution optimization
- Inventory planning & management centralization

Restructuring Goals

- $80 million run-rate savings beginning in FY15
- Less than half of restructuring savings to be invested in transformation
- Approximately 1/3 of savings to be realized in FY14

Acquisition Outlook

- Successful track record with acquisitions
  - Blackwell in 2007 (~$1B)
  - Inscape, Deltak and ELS in 2012 (~$330M)
- Transformation built around developing and acquiring essential assets
- Strong balance sheet enables considerable capacity for transformation investment
- Near-term emphasis on acquisitions that accelerate to critical mass in priority areas
- Scale of investments not expected to distract from restructuring

Returns to Shareholders

Stock Performance


$50
$25
$34.84
$39.70
$48.48
$47.00
$45.82
+31%
9/15/2009
9/15/2010
9/15/2011
9/15/2012
9/15/2013

Dividend Growth


CAGR = 13%
$1.00
$0.50
$0.00
$0.52
$0.56
$0.64
$0.80
$0.96
FY09
FY10
FY11
FY12
FY13

June 2013: quarterly dividend increased to $0.25

Share Repurchases

FY09	FY10	FY11	FY12	FY13	*Q1 F14*	**TOTAL**
$35m	–	$28m	$87m	$74m	*$15m*	**$239m**

June 2013: additional 4 million share repurchase program authorized

WILEY

FY17 Financial Goals

Attribute	FY14 Estimates	FY17 Goals
Base business*		
Annual revenue growth %	Low single-digit	Low single-digit
Share of revenue	90%	75%
Solutions business**		
Annual revenue growth %	Strong double-digit	Strong double-digit
Share of revenue	10%	25%
Total annual revenue growth %	Low single-digit	Mid single-digit
Operating margin	14%	$\geq$17%
Annual EPS growth	Flat	$\geq$10%

*Print and "flat" digital content (journals , books, etc.)

**Online program management, talent management, course management, test prep and certification, digital research, workflow tools, study-tutorial-remedial, courseware, etc.

WILEY

WILEY

2013 Investor Conference
September 27, 2013


Learning
Ctrl

WILEY